SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                JANUARY 11, 2005


                         ENTERTAINMENT PROPERTIES TRUST
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


         MARYLAND                       1-13561                 43-1790877
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                    Identification Number)

          30 WEST PERSHING ROAD, SUITE 201, KANSAS CITY, MISSOURI 64108
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (816) 472-1700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On January 14, 2005, the Company filed Articles Supplementary with the Maryland Department of Assessments and Taxation designating the powers, preferences and rights of its 7.75% Series B cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share ("Series B Preferred Shares"). The Articles Supplementary are attached hereto as Exhibit 4.6.


ITEM 8.01 OTHER EVENTS.

     On January 11, 2005, Entertainment Properties Trust (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with Bear, Stearns & Co. Inc., A.G. Edwards & Sons, Inc., RBC Dain Rauscher Inc. and Stifel, Nicolaus & Company, Incorporated (the "Underwriters") in connection with a public offering of 3,200,000 of the Company's 7.75% Series B cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share (the "Series B Preferred Shares") pursuant to the Company's prospectus supplement dated January 11, 2005 as filed with the Commission on January 12, 2005. The offering is scheduled to close on January 19, 2005. A Form of the Underwriting Agreement is attached hereto as Exhibit 1.2.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     EXHIBIT NO.    DOCUMENT

     1.2 Form of Underwriting Agreement dated January 11, 2005 among the Company, Bear, Stearns & Co. Inc., A.G. Edwards & Sons, Inc., RBC Dain Rauscher Inc. and Stifel, Nicolaus & Company, Incorporated for 3,200,000 of EPR's 7.75% Series B cumulative redeemable preferred shares of beneficial interest.

     4.6 Articles Supplementary designating the powers, preferences and rights of the 7.75% Series B cumulative redeemable preferred shares of beneficial interest.

     5.3 Form of Opinion of Sonnenschein Nath & Rosenthal LLP as to the legality of the Series B Preferred Shares to be issued pursuant to the Underwriting Agreement.

     8.1 Form of Opinion of Sonnenschein Nath & Rosenthal LLP regarding certain U.S. Federal Income Tax Matters in connection with the issuance and sale of the Series B Preferred Shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Entertainment Properties Trust


Date: January 14, 2005                      By:  /s/ Fred L. Kennon
                                               -----------------------------
                                               Fred L. Kennon
                                               Vice President, Treasurer and
                                               Chief Financial Officer